Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.62467%



        Excess Protection Level
          3 Month Average   4.91%
            January, 1998   4.74%
            December, 1997   5.11%
            November, 1997   4.88%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.71%


        Base Rate                                    8.40%


        Over 35 Day Delinquency                      4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $ 34,907,536,752.65


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,616,202,234.16